Exhibit 99.2
Nasdaq: MRNS @MarinusPharma Photo Credit: Kelly Crews Photography Ryan (center) Living with CDKL5 deficiency disorder Third Quarter 2022 Corporate and Financial Update November 2022

©2022 Marinus Pharmaceuticals. All Rights Reserved I To the extent that statements contained in this presentation are not descriptions of historical facts regarding Marinus, they ar e forward - looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 19 95. Words such as “may”, “will”, “expect”, “anticipate”, “estimate”, “intend”, “believe”, and similar expressions (as well as other words or expressions referencing future events, co ndi tions or circumstances) are intended to identify forward - looking statements. Examples of forward - looking statements contained in this presentation include, among others, statements rega rding our expected revenue and operating expenses for 2022; our commercialization plans for ZTALMY® and clinical development plans for ganaxolone and the expected timing thereof ; our anticipated and potential financing plans; expected dosing in our clinical trials; the clinical development schedule and milestones; our expected timing to begin and complete en rol lment in our clinical trials; the expected trial design, target patient population and endpoints for our clinical trials; interpretation of scientific basis for ganaxolone use; timing for a vai lability and release of data; the potential safety and efficacy and therapeutic potential of ganaxolone; timing and expectations regarding the potential benefits ZTALMY will provide for patient s a nd physicians , our expectations regarding the ZTALMY One program; timing and expectations regarding regulatory communications and submissions; expectations regarding our agreement with BARDA; expectations regarding our collab ora tion with Orion C orporation ; expectations regarding the potential market opportunities for our product candidates, including oral ganaxolone; potential com mercial alliances; and our expectations regarding the effect of the COVID - 19 pandemic on our business and clinical development plans. Forward - looking state ments in this presentation involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ signi fic antly from those expressed or implied by the forward - looking statements. Such risks and uncertainties include, among others, uncertainties and delays relating to our ability to e sta blish commercial infrastructure and capabilities to deliver commercial supply of ZTALMY, patient and physician acceptance of ZTALMY, our ability to obtain adequate market access for ZTA LMY ; our ability to comply with the FDA’s requirement for additional post - market studies in the required timeframes; the timing of regulatory filings, including the timing of filing the ganaxolone MAA with the EMA; the potential that regulatory authorities, including the FDA and EMA, may not grant or may delay approval for our product candidates; uncertainties and del ays relating to the design, enrollment, completion, and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in l ate r clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of the FDA or EMA may affect the desig n, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; our ability to obtain and maintain regulatory approval for our product can didates; our ability to obtain, maintain, protect and defend intellectual property for our product candidates; the potential negative impact of third party patents on our or our collabor ato rs’ ability to commercialize ganaxolone; delays, interruptions or failures in the manufacture and supply of our product candidates; the size and growth potential of the markets for our pro duc t candidates, and our ability to service those markets; our cash and cash equivalents may not be sufficient to support our operating plan for as long as anticipated; our expectations, p roj ections and estimates regarding expenses, future revenue, capital requirements, and the availability of and the need for additional financing; our ability to obtain additional funding to support our commercial and clinical development programs; the potential for Orion Corporation to breach our collaboration agreement or terminate the agreement in accordance with its t erm s; the effect of the COVID - 19 pandemic on our business, the medical community, regulators and the global economy; and the availability or potential availability of alternative produ cts or treatments for conditions targeted by us that could affect the availability or commercial potential of our product candidates. Marinus undertakes no obligation to update or revi se any forward - looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward - looking statements, as well as risks relating to our business in general, see filings we have made with the Securities and Exchange Commission. You may access these documents for free by visiting EDGAR on the SE C w eb site at www.sec.gov. Safe Harbor Statement 2

©2022 Marinus Pharmaceuticals. All Rights Reserved I Ganaxolone Development Pipeline 3 PDUFA date March 2022 MAA filing validation Q4 2021 Ph3 patient enrollment Q1 2022 Topline data 1H 2024 GANAXOLONE Phase 1 Phase 2 Phase 3 Approved Oral Suspension Intravenous Intravenous Intravenous Oral Suspension (Second Gen. Formulation) Administered Seizure Disorders Oral Suspension CDKL5 Deficiency Disorder Marigold Study FDA approved Topline data 2H 2023 Enroll first patient 2H 2023 Enroll first patient 2H 2022 Data year end 2023 Phase 1, high dose cohort data 1H 2023 Topline data Q1 2024 Ongoing trial Planned future trial Preclinical Lennox - Gastaut Syndrome Anticipated Milestones EU CHMP opinion Q1 2023 Refractory Status Epilepticus RAISE Trial Tuberous Sclerosis Complex TrustTSC Trial Established Status Epilepticus RESET Trial Second Generation Formulation Refractory Status Epilepticus RAISE II Trial Ganaxolone is a positive allosteric GABA A receptor modulator with a well - defined MOA designed to treat patients suffering from seizure disorders. Ganaxolone is designed to modulate both synaptic and extrasynaptic GABA A receptors to calm over - excited neurons.

©2022 Marinus Pharmaceuticals. All Rights Reserved I 4 ¹ Symonds JD 2019 Brain ² Curatolo P, Bombardieri R, Jozwiak S. Tuberous sclerosis. Lancet. 2008;372:657 – 68. ³DeLorenzo RJ et al. J Clin Neurophysiol .. 1995; 12: 316 - 325 4 Kapur et al. N Engl J Med 2019;381:2103 - 13 5 Rossetti and Lowenstein. Lancet Neurol. 2011 Oct; 10(10): 922 – 930 6 Trevathan et al. (1997). Epilepsia , 38(12), 1283 – 1288 Ganaxolone U.S. Market Opportunity Oral Ganaxolone Intravenous (IV) Ganaxolone Second Generation Product Development Stage Incidence / Prevalence Seizure type(s) Indication CDKL5 deficiency disorder Tuberous sclerosis complex FDA approved for seizures associated with CDD in patients 2 and older - Ph3 TrustTSC trial underway - Topline data anticipated Q1 2024 - 1:40,000 live births ¹ - 90 - 100 U.S. newborns / year - 1:6,000 live births 2 - 25 - 40k refractory U.S. patients Generalized and focal seizures Focal seizures (primarily) Refractory status epilepticus Established status epilepticus - Ph3 RAISE trial underway - Topline data anticipated 2H 2023 - Ph3 RAISE II trial for European registration expected to initiate 2H 2023 - Ph2 first patient enrolled planned 2H 2022 - Data anticipated year end 2023 (multiple dose finding cohorts) 35k U.S. patients / year 3,5 75k patients / year 3,4 Continuous/persistent electrographic or clinical seizures Lennox - Gastaut syndrome - Phase 1, high dose cohort data anticipated 1H 2023 - 26:100,000 people 6 - 48k U.S. patients - Drop seizures (atonic, tonic, or tonic - clonic ) - 90% intractable COMMERCIAL PIPELINE PIPELINE PIPELINE Not for promotional use

ZTALMY ® (ganaxolone) oral suspension CV Marigold Clinical Data & Commercial Launch Not for promotional use

©2022 Marinus Pharmaceuticals. All Rights Reserved I 6 Ganaxolone Placebo 0 10 20 30 40 Median Percent Reduction 28-day Frequency of Major Motor Seizures 30.7% 6.9% *Wilcoxon Rank-Sum Test **Hodges-Lehman Estimate of Median Difference Patients taking ganaxolone experienced a significant reduction in seizure frequency G anaxolone reduced the frequency of monthly major motor seizures by a median of 30.7% compared with 6.9% for placebo (p=0.0036)* Δ = 27.1% (47.9 - 9.6)* * *Hodges - Lehmann estimate of median difference (95% confidence interval); **Wilcoxon rank - sum test Data as of July 22, 2021 1. Pestana - Knight EM, et al. Lancet Neurol. 2022;21(5):417 - 427. 2. Data on file. Reduction in monthly major motor seizure frequency over 24 months in OLE ► At the time of the analysis, 54 patients (61.4%) were still in the OLE study ► Median percent reductions in MMSF from baseline ranged 25% to 42% during initial 12 months and was between 44% and 56% through 24 months in the OLE phase • Open - label design and small sample size preclude efficacy conclusions from being drawn ► No new safety findings emerged in the OLE preliminary analysis and adverse reactions were consistent with the double - blind phase 1 Seizure reductions were observed in OLE patients Phase 3 Marigold data published in The Lancet Neurology First international CDKL5 guidelines published in Frontiers in Neurology Phase 3 Marigold Trial and Open Label Extension Data Not for promotional use

©2022 Marinus Pharmaceuticals. All Rights Reserved I Progress Indicators Following July 28 Commercial Launch 7 More than 50 prescription enrollment forms received for patients with CDD Over 30 new commercial patient enrollments Demand coming from over 40 unique accounts Positive coverage criteria from over 15 payers representing 70 million lives and 57% of U.S. commercial payer plans extended coverage to label as of Nov. 1 Payers reimbursed ~40% of CDD prescriptions as of Q3 Early published coverage criteria matching FDA - approved ZTALMY label Supported by increasing usage of ICD - 10 code Marigold data published in The Lancet Neurology First international CDKL5 guidelines published in Frontiers in Neurology 16 sales reps targeting 265 key hospitals and centers, including 8 CDD Centers of Excellence and 40 National Epilepsy Centers Continued engagement with key CDD advocacy groups and research organizations Signs of Early Demand in Q3 (first 9 weeks of launch) Payer Access Momentum Patient & HCP Education Not for promotional use

©2022 Marinus Pharmaceuticals. All Rights Reserved I ZTALMY U.S. Market Opportunity & Key Accounts 8 ~2,000 Addressable Pediatric Patients * Several data points suggest additional market opportunity in adult population 1 Symonds JD 2019 Brain *Estimated based on Symonds JD 2019 Brain • 8 CDD Centers of Excellence & 40 National Association of Epilepsy Centers • Genetic testing/screening widely used and available for early diagnoses • Usage of ICD - 10 code continues to increase • Insights from key advocacy groups Refractory to current treatments Target patient population: ages 2 - 21 with seizures 1 in 40,000 live births have CDKL5 Deficiency Disorder 1 Factors that support addressable patient population: 8 CDD ‘A’ Accounts (40) • National Association of Epilepsy Centers • Largest # of patient claims • Early adopters • High influence CDD ‘B’ Accounts (47) • Large # of patient claims • Delayed adoption • High influence CDD ‘C’ Accounts (178) • Medium # of patient claims • Adoption of new therapies • Require targeted commercial effort CDD Centers of Excellence (8) • Included for in A & B accounts • Sponsored by International Foundation for CDKL5 • Coordinated multi - specialty effort to address entirety of burden of disease Sales Lead, 2 Area Directors, 16 Field Representatives Market Access Team, 2 Area Directors, 1 Director Government Access, Channel Strategy & Operations Targeted & Scalable Commercial Structure Not for promotional use

Rare Epilepsies Oral Ganaxolone Pipeline

Tuberous Sclerosis Complex “Many individuals with TSC continue to experience uncontrolled seizures despite a cocktail of multiple antiepileptic drugs. Because new options are always needed, the TSC community welcomes clinical evaluation of new epilepsy treatments” - Kari Luther Rosbeck, President & CEO of the Tuberous Sclerosis Alliance

©2022 Marinus Pharmaceuticals. All Rights Reserved I 11 Tuberous Sclerosis Complex (TSC) 1 diMichele, et al, J. Neuro Neurosurg Psychiatry, 2003 *Failure of two prior antiseizure medications with ongoing, frequent seizures. CAUSE • Defect or mutation of TSC1 and/or TSC2 genes SYMPTOMS • Benign tumors, seizures, cognitive impairment, behavioral difficulties, skin abnormalities INCIDENCE PREVALENCE • 1:6,000 live births • ~25K - 40K refractory TSC patients in the U.S.* TREATMENTS • Despite available treatments, continued unmet medical need MECHANISTIC RATIONALE • Potential neurosteroid deficiency 1 • Pathophysiology may involve GABAergic dysfunction

©2022 Marinus Pharmaceuticals. All Rights Reserved I TSC Phase 2 Trial Results 12 * -200 -100 -80 -60 -40 -20 0 20 40 60 80 100 Percent reduction in TSC-associated seizure frequency =median 16.6% Secondary and Exploratory Analyses Primary Endpoint Results: 16.6% median reduction in TSC - associated seizures Ganaxolone was generally well - tolerated with somnolence, sedation and fatigue reported as the most common adverse events; in addition, one treatment - related serious adverse event of seizure was reported in the trial * Secondary endpoint Proportion of patients with a ≥50% reduction in TSC - associated seizure frequency Intent to Treat (n=23) +Cannabidiol (n=12) +Everolimus (n=11) 0 5 10 15 20 25 30 35 40 45 50 36.4 25.0 30.4 Percent of patients % % % Subjects with Focal Seizure Types (n=19) 0 10 20 30 25.2 Percent reduction in focal seizure frequency (median) %

©2022 Marinus Pharmaceuticals. All Rights Reserved I Phase 3 Protocol Refinements Informed by Phase 2 13 Phase 3 Slower titration initially, designed to optimize tolerability and improve efficacy 0 7 14 21 28 35 0 20 40 60 80 100 Time (days) Approx. % Max GNX Dose TSC Ph2 Titration TSC Ph3 Titration No (n=6) Yes (n=17) 0 5 10 15 20 25 30 Somnolence-related AE Percent reduction in TSC-associated seizure frequency (median) Phase 2 Patients without somnolence related AEs experienced directionally better seizure reductions

©2022 Marinus Pharmaceuticals. All Rights Reserved I Phase 3 Trial Overview 14 ► Enrollment: ~162 patients, targeting 85 sites in the U.S., Western Europe, Canada, Israel and Australia ► Primary Endpoint: Percent change in 28 - day TSC - associated seizure frequency ► Key Secondary Endpoints: Percent change in TSC - associated seizure frequency during 12 - week maintenance period, 50% responder rate, and clinical global impression ► FDA has indicated a single pivotal TSC Phase 3 trial could be sufficient for approval Ganaxolone Placebo Baseline (4 weeks) Titration (28 days) Maintenance (12 weeks) Eligible Patients with TSC R 1:1 Primary Endpoint Analysis Open - label Ganaxolone Double - blind Phase

Second Generation Product Development

©2022 Marinus Pharmaceuticals. All Rights Reserved I Second Generation Formulation 16 Strategic Objectives Enhanced Efficacy Achieve target blood levels to drive better clinical response Improved Safety Profile Optimize PK to mitigate somnolence levels Reduced Dosing Frequency More sustained serum levels to reduce dosing frequency Lowered COGS Better absorption to reduce API requirements per dose Enhanced IP Protection New IP associated with second generation formulation Expanded Indication Improved PK could address new areas of unmet need Expected Next Steps • Additional Phase 1 studies, including an assessment of higher single doses above 900 mg in healthy volunteers • Prodrug Phase 1 data targeted for 2024 Prodrug Opportunity Improve Product Profile Applicability to Both Oral and IV New Composition of Matter IP Protection Flexibility for IV Franchise

©2022 Marinus Pharmaceuticals. All Rights Reserved I Second Generation Oral Ganaxolone Rationale and Phase 1 Overview 17 Cohort 1 / 2 Treatment Six crossover treatment periods separated by 4 - day washout SCREENING Day - 1 thru – 28d Day 1 - Day 25 FOLLOW UP CALL Day 32 +/ - 2d Cohort 1 / 2 (n=6) Phase I Design Design Overview • Phase 1 open - label, 2 - cohort crossover study • Will evaluate several doses of the new formulation and compare the pharmacokinetics to the current formulation • To enroll twelve healthy male and female volunteers balanced across two cohorts End Points • PK comparison endpoints are C max , T max and AUC 0 - t Target PK Parameters • Increase absorption to achieve target exposure (AUC) • Increase the proportion of time plasma concentration exceeds the nominal minimally effective concentration (MEC) • Avoid significant increase in peak concentration ( C max ) Current Target Illustrative PK profiles. Prolonged duration of action

©2022 Marinus Pharmaceuticals. All Rights Reserved I Ganaxolone Second - Generation Oral Formulation 18 However, AUC increases linearly throughout the range of doses administered *Data on file. Studies 1042 - 0402 and 1042 - 0404, 7 - day multiple ascending dose studies with ganaxolone capsule formulation These preliminary Phase 1 results support testing PK at higher doses, which may support less frequent twice - daily dosing and an increase in overall exposure without compromising tolerability Dose - to - dose increase in C max reduced at higher doses ∆ = 18% ∆ = 37%

©2022 Marinus Pharmaceuticals. All Rights Reserved I Development plan goals • Efficiently select next generation product for clinical development in LGS and other potential indications • Proceed with targeted investments in parallel formulation and prodrug development to accelerate entry to Phase 2/3 • Ensure data related to PK, PD and CMC is sufficient to inform decisions to enter and advance clinical development Pathways to a Novel Oral Formulation for Lennox - Gastaut Syndrome Phase 2A LGS Key Decision Point: Selection of optimal LGS development candidate: prodrug or next generation ganaxolone formulation Reformulation Candidates Final decision for Phase 2b & 3 will be driven by pharmacokinetics, safety / tolerability, dosing schedule, IP and COGS Preclinical PK Candidate 1 Preclinical PK Candidate 2 Prodrug Candidates >150 synthesized Screening IND enabling studies Preclinical PK SAD MAD Phase 3 LGS SAD Phase 2B LGS = Decision point SAD: single - ascending dose MAD: multiple - ascending dose Reformulation Prodrug 19 MAD

Acute Seizure Disorders Intravenous (IV) Ganaxolone Pipeline

Status Epilepticus

©2022 Marinus Pharmaceuticals. All Rights Reserved I Status Epilepticus (SE): Definition and Epidemiology 22 SE is the second most common neurologic emergency in the U.S. 1 150,000 cases per year 2 1. Anesthesia and Intensive Care Medicine, February 02, 2018 , Update on the management of status epilepticus 2. DeLorenzo RJ Pellock JM Towne AR Boggs JG. Epidemiology of status epilepticus. J Clin Neurophysiol .. 1995; 12: 316 - 325 Background Prolonged continuous or near - continuous seizures Heterogeneous patient population with etiologies that include brain tumors, stroke, encephalitis, drug intoxication, or alcohol withdrawal Pre - existing epilepsy in less than half of SE cases Status epilepticus can result in permanent neuronal damage and contribute to high morbidity and mortality Becomes more treatment refractory with progression

©2022 Marinus Pharmaceuticals. All Rights Reserved I 23 Pharmacokinetics/Pharmacodynamics Well Suited for Acute SE Treatment Experimental PK – plasma and brain 1 Brain and plasma concentration after ganaxolone 3 mg/kg IM in mice Human PD – EEG changes 2 EEG bispectral index in healthy volunteers following IV ganaxolone 1. Zolkowska D, Wu CY, Rogawski MA. Intramuscular allopregnanolone and ganaxolone in a mouse model of treatment‐resistant status epilepticus. Epilepsia. 2018 Oct;59:220 - 7. 2. Data on file, Marinus Pharmaceuticals, inc .. Human PK 2 Following 30 mg ganaxolone bolus (over 5 minutes): C max 1,240 ng/mL T max 0.08 hrs Ganaxolone activates the extrasynaptic GABA A receptor, is associated with high brain concentrations, and delivers a rapid onset of action.

©2022 Marinus Pharmaceuticals. All Rights Reserved I Strategic Approach to SE Clinical Development 24 1. DeLorenzo RJ Pellock JM Towne AR Boggs JG. Epidemiology of status epilepticus. J Clin Neurophysiol. 1995; 12: 316 - 325 2. Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103 - 13. 3. Rossetti and Lowenstein. Management of refractory status epilepticus in adults Lancet Neurol. 2011 Oct; 10(10): 922 – 930 Benzodiazepine Administered (Medically induced Coma) Established Status Epilepticus (ESE) IV AEDs (antiepileptic drugs) IV Anesthetics Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line Status Epilepticus 3rd Line 2nd Line 150,000 Pts/Year 1 75,000 Pts/Year 2 35,000 Pts/Year 3 10,000 Pts/Year 3

©2022 Marinus Pharmaceuticals. All Rights Reserved I Treatment Period Loading Dose Maintenance Taper 25 Phase 2 Refractory Status Epilepticus Trial (RSE) Design • Diagnosis of convulsive or non - convulsive SE • Failed at least one 2 nd line IV AED but had not progressed to 3 rd line IV anesthetics Bolus plus continuous infusion 2 - 4 day infusion 18 - hour taper Screening Post - treatment Follow - up 24 hour Weeks 2, 3, 4 SE Patients Cohort Dose of ganaxolone/day N Low 500mg/day 5 Medium 650mg/day 4 High 713mg/day 8 Goals of a new treatment Limitations of current treatments Endpoints • Rapid cessation • Maintenance of seizure control • Prevent progression to IV anesthetics • 1st line Benzodiazepines ineffective in 45% - 50%; limited by cardiovascular and respiratory side effects • 2nd line Ineffective in over 50% of established SE; further decreased response in refractory SE • 3rd line IV Anesthetics: high morbidity, mortality ~35%; increased duration of hospitalization and costs of care • Primary: Percent of patients who did not require escalation of treatment with IV anesthetic within the first 24 hours after ganaxolone initiation • Secondary: Additional efficacy, safety and tolerability 8 males, 9 females Mean age: 57 years old (range: 23 - 88) 17 patients enrolled

©2022 Marinus Pharmaceuticals. All Rights Reserved I 26 Phase 2 Trial Results Demonstrated Rapid Onset And Durability of Effect Data presented at AES 2019 AEDs – antiepileptic drugs Cohort No escalation to IV anesthetics within 24 hours from infusion initiation (Primary Endpoint) Status - free through 24 hours from infusion initiation (investigator determination) No escalation to additional IV AEDs or IV anesthetics for status relapse at any time through 24 hours after ganaxolone discontinuation No SE Relapse at anytime during the 4 - wk follow up period High (713 mg/day) (n=8) 100% (8 of 8) 88% (7 of 8) 100% (8 of 8) 100% (6 of 6) (1ET, 1 died) Medium (650 mg/day) (n=4) 100% (4 of 4) 100% (4 of 4) 75% (3 of 4) 67% (2 of 3) (1 ET) Low (500 mg/day) (n=5) 100% (5 of 5) 100% (5 of 5) 60% (3 of 5) 50% (1 of 2) (1 died) Immediate Prior AED Administered 4 Hours (mean) to ganaxolone treatment SE Cessation Occurred Rapidly in All Dose Groups (median = 5 minutes) Safety Summary: • 2 treatment emergent serious adverse events noted as severe sedation • 13 treatment emergent adverse events: 5 moderate (4 somnolence; 1 hypercarbia); 6 mild (2 hypotension, 2 somnolence, 1 urinar y r etention, 1 hypercarbia) Trial data published in Epilepsia

©2022 Marinus Pharmaceuticals. All Rights Reserved I 27 PK/PD Relationship and Rationale for Target Dose Modeled PK Curves for All Dose Groups High Dose Achieved Target Range ≥ 500 ng/mL for ~8 hours Only High Dose Provided Sustained Reduction (>80%) Throughout Entire Analysis Window Data presented at AES 2019 PK: Pharmacokinetics / PD: Pharmadynamic Seizure Burden Reduction Occurred Rapidly in All Dose Groups

©2022 Marinus Pharmaceuticals. All Rights Reserved I RAISE: Phase 3 Trial in Refractory Status Epilepticus 28 Ganaxolone development for RSE is being funded, in part, by the Biomedical Advanced Research and Development Authority (BARDA ), part of the Office of the Assistant Secretary for Preparedness and Response at the U.S. Department of Health and Human Servic es, under contract number 75A50120C00159. TRIAL DESIGN • Double - blind, randomized, placebo - controlled trial in 124 patients with RSE DOSING • 36 - hour infusion followed by a 12 - hour taper (48 - hour treatment) • Phase 2 dose paradigm and extends ganaxolone plasma exposure ≥ 500 ng/mL for 12 hours CO - PRIMARY ENDPOINTS • Proportion of participants with SE cessation within 30 minutes of trial drug initiation without medications for acute treatment of SE • Proportion of participants with no progression to IV anesthesia for 36 hours following trial drug initiation SECONDARY ENDPOINTS • No progression to IV anesthesia for 24 hours off trial drug (72 hours) • Time to SE cessation • Healthcare utilization metrics (e.g., length of stay, # of ICU days • Functional outcomes ANALYSIS • Sequential testing of primary followed by key secondary endpoints • Analysis plan allows for potential interim analysis at N=82 subjects SCREENING Dose Initiation (Time 0) Treatment Period Follow - up Period Weeks 1,2,3 & 4 Daily 48 - 120 hours Day 2 Hours 24 - 48 Hours 36 - 48 (taper) Daily Hours 0 - 24 Bolus dose Continuous Infusion Taper Treatment duration is 2 days (including a 12 - hour taper)

©2022 Marinus Pharmaceuticals. All Rights Reserved I Patient Demographics: RSE Phase 2 vs. Phase 3 29 * This is preliminary data is as of the end of Q3 2022 and may not be representative of demographics of patients upon full enrollment of the RAISE trial Ag e (mean range) Consented Subjects Dosed History of Epilepsy Seizure Burden (Standard Deviation) 56.9 (23 - 88) 55.6 (15 - 88) 53% 58% 81% 57% 61.4% (37) 44.6% (36) STESS (SE Severity Score - mean range) Etiology With Prominent Motor features 2.8 (0 - 6) 2.8 (0 - 6) 29% 22% Tumors Stroke/hemorrhage Traumatic brain injury Neurodegenerative disorder Alcohol withdrawal Illicit drug use Metabolic disturbance Infection Autoimmune disorder Tumors Stroke/hemorrhage Traumatic brain injury Alcohol withdrawal Infection Autoimmune disorder Medication noncompliance Tuberous sclerosis Open Label Phase 2 RSE Trial Phase 3 RSE Trial*

©2022 Marinus Pharmaceuticals. All Rights Reserved I RAISE Protocol Amended to Accelerate Enrollment 30 Original Protocol Amended Protocol Patients excluded IF SE would NOT warrant anesthesia for the next 24 hours IV anesthesia would likely be next treatment if study drug (ganaxolone or placebo) does not control SE Treatment of the current SE episode w/ IV anesthetics at adequate dose and duration to induce anesthesia IV anesthesia (any dose/any indication) for less than 18 hours* Benzodiazepine(s) and two or more second - line IV AEDs At least two or more treatments, either: 1. Benzodiazepine(s) + > 1 IV AED 2. > 2 IV AEDs At least 6 minutes of seizure activity in the 30 - minute period prior to study drug initiation (20% seizure burden) At least 6 minutes of seizure activity in any 30 minutes within one hour of study drug initiation Ceribell rapid EEG permitted for screening only Ceribell rapid EEG permitted for study qualification and determination of EEG cessation (1 st co - primary endpoint) < 35 < 40 Included midazolam, propofol, thiopental, pentobarbital, phenobarbital or ketamine Phenobarbital and ketamine removed from list of anesthetic agents *Patients with continuing seizures despite IV anesthesia are excluded Goal is to drive greater enrollment without reducing sensitivity of study outcomes Amended protocol more closely aligns with Phase 2 population and clinical workflow Protocol component EEG criteria EEG criteria Prior failed treatments Pre - treatment IV anesthesia Escalation of treatment EEG monitoring BMI IV anesthetic agents

©2022 Marinus Pharmaceuticals. All Rights Reserved I RESET: Phase 2 Trial in Established Status Epilepticus 31 1 Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103 - 13. Key Trial points: • Patients with convulsive status epilepticus • New dosing paradigm • FDA has indicated alignment on overall study design • Exception From Informed Consent community engagement planning underway • Planned start in 2H 2022 Benzodiazepine Administered IV AEDs (antiepileptic drugs) IV Anesthetics (Medically induced Coma) Established Status Epilepticus (ESE) Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line 2nd Line 3rd Line Status Epilepticus ICU Tertiary Center ICU Emergency Room Key Trial points: • Patients with convulsive status epilepticus • New dosing paradigm • Exception From Informed Consent community engagement underway • First patient enrolled expected by end of 2022 • Sequential subject cohorts will evaluate dose and duration of treatment

©2022 Marinus Pharmaceuticals. All Rights Reserved I RESET Trial Design in Established Status Epilepticus 32 Screening <30 min Enrollment Fail BZD IV ganaxolone infusion 1 IV ganaxolone infusion 3 SOC IV AED Convulsive SE (N=40) Ganaxolone bolus Ganaxolone bolus Ganaxolone bolus Seizures YES NO Seizures YES NO Seizures YES NO SOC Treatment Phase After each 5 - subject cohort, will evaluate: Bolus – safety (sedation) / efficacy within 30 min Infusion – safety (sedation) / efficacy during ganaxolone infusion Duration – efficacy after infusion has been completed IV ganaxolone infusion 2 Do se optimization phase followed by double - blind phase with selected regimen Dose Optimization Phase

©2022 Marinus Pharmaceuticals. All Rights Reserved I RAISE II: Phase 3 Trial in Refractory Status Epilepticus 33 1 Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103 - 13. Benzodiazepine Administered IV AEDs (antiepileptic drugs) IV Anesthetics (Medically induced Coma) Established Status Epilepticus (ESE) Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line 3rd Line Status Epilepticus 2nd Line ICU Tertiary Center ICU Emergency Room RAISE vs. RAISE II TARGET PATIENT POPULATION Failure of at least two or more treatments , either: Benzodiazepine(s) + > 1 IV AED OR > 2 IV AEDs (n=124) Failure of benzodiazepines and at least one IV AED’s (RSE) (n=70) COMPARATOR Ganaxolone vs. Placebo in patients receiving background standard of care Ganaxolone vs. Placebo with concurrent IV AED initiation PRIMARY ENDPOINT Co - primary endpoints : (1)SE cessation within 30 min (2) no escalation to IV anesthesia within 36 hrs Responder analysis: SE cessation within 30 min and no escalation of care within 36 hrs Trial Goals: • Support potential European approval in RSE • Potential indication expansion opportunity (relative to the RAISE trial population)

Building Commercial Infrastructure for Future IV Launches

©2022 Marinus Pharmaceuticals. All Rights Reserved I Clinical and Healthcare Costs Associated with RSE 35 Utilization and Cost Outcomes Metric Cohort 1 (≤ 1 IV AED) Cohort 2 (> 1 IV AED) Cohort 3 (≥ 1 IV anesthetic) All Unique RSE patient encounter, N (%) 14,694 (33.4) 10,140 (23.1) 19,154 (43.5) 43,988 (100) Hospital length of stay (LOS) (days) Mean* 4.7 7.2 12.0 8.4 Median* 3 4 8 5 ICU LOS (for ICU patients only) Mean* 2.7 3.1 6.6 5.4 Median* 2 2 4 3 Total hospital cost* ($USD) Mean* $11,532 $18,328 $41,858 $26,304 Median* $6,812 $10,592 $24,105 $13,201 * Indicates p<0.05 across all pairwise comparisons Source: Guterman EL 2021 JAMA Neurol. Ganaxolone may offer the potential to reduce hospital costs and length of stay Treatments that prevent progression to SRSE with its associated complications may reduce length of stay and hospital costs

©2022 Marinus Pharmaceuticals. All Rights Reserved I Differentiated Market Access Strategy to Ensure Success for IV Ganaxolone Formulation 36 (DRG), diagnosis - related group reimbursement PRICING & REIMBURSEMENT • U.S./EU Pricing research initiated and ongoing • Determining New Technology Add - on Payment (NTAP) timing • Evaluating DRGs and other hospital payment systems DELIVERY & PATIENT ACCESS • Aligning on distribution pathway • Building plan for RSE and evaluating impact of ESE expansion VALUE PROPOSITION & HEALTH ECONOMIC MESSAGING • Assessing current treatment protocols • Evaluating burden of illness and hospital impact to expand & include cost avoidance metric CUSTOMER ENGAGEMENT • Considering impact of hospital networks to payer team • Ongoing assessment of potential hospital target segmentation underway

Financial Update

©2022 Marinus Pharmaceuticals. All Rights Reserved I Financial Overview: Q3 2022 38 Analyst Coverage*: Cantor Fitzgerald: Charles C. Duncan, Ph.D. Cowen: Joseph Thome, Ph.D. H.C. Wainwright & Co: Douglas Tsao Jefferies: Andrew Tsai JMP Securities: Jason N. Butler, Ph.D. Ladenburg Thalmann : Michael Higgins SVB Securities: Marc Goodman Oppenheimer: Jay Olson RW Baird: Brian Skorney Truist : Joon Lee, M.D., Ph.D. *Note: Opinions, estimates, and forecasts of the individual analysts regarding Marinus do not represent opinions, estimates, and forecasts of Marinus. The listing above does not imply endorsement or concurrent with their information, conclusions, or recommendations. 1 Fully dilutive total includes impact of convertible preferred stock and outstanding stock options and RSU’s Investor Relations – Nasdaq: MRNS 2022 Guidance • BARDA Revenues • FY 2022 projected to be between $7 - $10 million • Operating Expenses • FY 2022 GAAP operating expenses (SG&A and R&D) of between $150 - $155 million • Total includes approximately $15 million of non - cash stock - based compensation Financial Summary (at September 30 , 2022 ): • $ 168.2 million in cash and cash equivalents • $ 75 million in debt • 37.2 million shares outstanding; 44.6 million shares outstanding on a fully dilutive basis 1 $32.5 million in gross proceeds received in October 2022 from completed revenue interest financing agreement

©2022 Marinus Pharmaceuticals. All Rights Reserved I Liquidity Overview 39 Note: All values shown ar e gross transactional proceeds 1 Marinus potential to draw subject to achievement of certain clinical and financial milestones Financial Summary (as of September 30 , 2022) : • $168.2 million in cash and cash equivalents • Additionally, $32.5 million in gross proceeds received in October 2022 from revenue interest financing agreement with Sagard • $ 75 million in debt from Oaktree Capital agreement; interest - only through May 2024, matures 2026 Completed & Potential Non - Dilutive Funding Options : FDA Approval March 2022 Q1 2022 $30 million Oaktree Capital Credit Funding - Drawn March ’22 based upon FDA CDD approval Q3 2022 $110 million Sale of PRV - Completed August ‘22 Q4 2022 $32.5 million U.S. revenue interest financing - Completed October ‘22 Ongoing R&D Reimbursement: BARDA and Orion Corporation Q1 2022 Additional credit available under Oaktree Capital facility - Potential to draw $25 million of additional funding 1 Orion Corporation Potential Milestones & Royalties

©2022 Marinus Pharmaceuticals. All Rights Reserved I U.S. Revenue Interest Financing 40 U. S. revenue interest financing agreement with Sagard Healthcare Partners ( Sagard ) , a multi - strategy alternative asset manager, including healthcare royalties, with more than US$14 billion under management Marinus received payment of $32.5 million in exchange for ongoing payments on U.S. product revenue of Ztalmy ® and other products that contain ganaxolone Sagard to receive payments of 7.5% of net revenue of ganaxolone products through June 2026 ; increasing to 15% after that for the first $100 million of net revenue annually, decreasing to 7.5% of net revenue greater than $100 million annually Total payments have a cap of 1.9x the upfront investment of $32.5 million; Marinus option to buy - out at 1.6x within first 3 years and at 1.8x in the fourth year Transaction proceeds enable continued investment in commercialization, R&D, and manufacturing scale up *Availability subject to achievement of certain clinical and financial milestones Morgan Stanley & Co. LLC acted as lead placement agent and H. C. Wainwright & Co. acted as co - placement agent on the transaction Minimum total payment of 1.0x from Marinus to Sagard required by December 31, 2027; full repayment of 1.9x required by December 31, 2032

Intellectual Property

©2022 Marinus Pharmaceuticals. All Rights Reserved I Multiple Layers Of Potential Protection 42 Orphan drug designations for CDD and PCDH19 provide 7 and 10 years regulatory exclusivity in U.S. and EU, respectively. Orphan drug designation for SE provides 7 years regulatory exclusivity in U.S. Patents/ Patent Applications Expiration Date Status Epilepticus Method of Use Applications pending on potential dosing regimens for SRSE and ESE 2041/2042 U.S. patent granted on clinical regimen, applications pending in other jurisdictions 2040 Formulation Licensed Captisol ® patents Through 2033 Applications pending on IV formulation 2036 CDKL5 Deficiency Disorder Method of Use Patents granted in U.S. and Europe (oral suspension) 2031 (if PTE granted) Licensed patent granted in U.S. for treatment of epileptic disorders 2037 Application pending on potential dosing regimen 2038/2041/2042 Formulation Patents granted in U.S. and Europe (oral suspension) 2031 (if PTE granted) Tuberous Sclerosis Complex Method of Use Application pending on potential dosing regimen 2040/2041/2042 Formulation Patents granted in U.S. and Europe (oral suspension) 2031 (if PTE granted) Second Generation Ganaxolone Formulation Application pending on potential second generation formulations 2042/2043